SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 20, 2008 (Date of earliest event reported)
Commission File No.: 0-25969
RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)
5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)
(301) 306-1111
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 20, 2008, Radio One, Inc. (“Radio One”) issued a press release announcing that Mr. Peter Thompson has assumed the role of Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
     Mr. Thompson accepted the position under a three year arrangement with an initial annual base salary of $375,000 with a cash bonus of up to $75,000. The Board also authorized Mr. Thompson’s receipt of 75,000 shares of restricted stock and options for another 75,000 shares, all to be issued at the discretion of the Chief Executive Officer.

ITEM 9.01.	Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

99.1	Press release dated February 20, 2008: Radio One, Inc. Announces That Peter D. Thompson Has Been Named Chief Financial Officer

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Alfred Liggins
February 20, 2008	Alfred Liggins
Chief Executive Officer